   Summary Prospectus

Touchstone Sustainability and Impact Equity Fund  May 4, 2015

Class A Ticker: TEQAX Class B Ticker: TEQBX Class C Ticker: TEQCX
Class Y Ticker: TIQIX Institutional Class Ticker: TROCX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated May 4, 2015, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Sustainability and Impact Equity Fund (the "Fund") (formerly the Touchstone Large Cap Growth Fund) seeks to provide investors with long-term growth of capital.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 11 and in the Fund's Statement of Additional Information ("SAI") on page 44.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class Y	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	5.00%	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.25%	0.34%	1.00%	None	None
Other Expenses[1]	0.31%	0.72%	0.31%	0.32%	0.25%[2]
Total Annual Fund Operating Expenses[1]	1.27%	1.77%	2.02%	1.03%	0.96%
Fee Waivers or Expense Reimbursement[3]	(0.03)%	0.00%	(0.03)%	(0.04)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.24%[4]	1.77%[4]	1.99%[4]	0.99%	0.89%

1Other Expenses have been restated to reflect contractual changes to the Fund's Administration Agreement effective January 1, 2015. Total Annual Fund Operating Expenses have been restated to reflect contractual changes in the Fund's Administration Agreement and will differ from the ratio of expenses to average net assets that are included in the Fund's annual report dated March 31, 2014.

2Other Expenses are estimated. The Fund began offering Institutional Class shares on May 4, 2015.

3Touchstone Advisors, Inc. and the Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.24%, 1.99%, 1.99%, 0.99% and 0.89% of average daily net assets for Classes A, B, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through July 29, 2016, but the Board of Trustees of the Trust (the "Board") can terminate the agreement if it deems the termination to be beneficial to the Fund. The terms of Touchstone Advisors' contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

4The Fund restated expenses after fee waiver to reflect a change in its contractual fee waiver that occurred after the Fund's annual report for the fiscal year ended March 31, 2014.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the

Touchstone Sustainability and Impact Equity Fund

end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual expense limits). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Institutional	Assuming No Redemption
	Class A	Class B	Class C	Class Y	Class	Class B	Class C
1 Year	$694	$680	$302	$101	$91	$180	$202
3 Years	$952	$857	$631	$324	$299	$557	$631
5 Years	$1,229	$1,059	$1,085	$565	$524	$959	$1,085
10 Years	$2,018	$1,952	$2,346	$1,256	$1,172	$1,952	$2,346

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2014, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies that meet certain financial and environmental, social, and governance criteria. Equity securities include common stocks, preferred stocks, convertible securities, depository receipts such as American Depository Receipts, Global Depository Receipts and European Depository Receipts, and interests in other investment companies, including exchange-traded funds that invest in equity securities.

The Fund's sub-advisor, Rockefeller & Co., Inc. ("Rockefeller"), selects investments for the Fund based on an evaluation of a company's financial condition and its sustainability and impact practices. Rockefeller applies bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. Rockefeller's sustainability and impact evaluation considers environmental, social, and governance criteria such as corporate governance practices, product quality and safety, workplace diversity practices, environmental impact and sustainability, community investment and development, and human rights record. Rockefeller analyzes the potential environmental, social and governance impacts and risks of a company, considers how well the company manages these impacts and risks, and ascertains the company's willingness and ability to take a leadership position in implementing best practices. Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company's progress toward sustainability.

The Fund invests in securities of any size, but generally focuses on larger, more established companies. The Fund invests primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those countries not included in the MSCI World Index, a developed market index.

Rockefeller does not intend to engage in frequent and active trading as part of its principal investment strategy.

This Fund's 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund's Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund's shares.

•  Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Touchstone Sustainability and Impact Equity Fund

•  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•  Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

•  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

•  Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts ("ADRs") and Global Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•  Emerging Markets Risk: Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•  Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc. (the "Advisor") engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Other Investment Companies Risk: The Fund's investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund's investment will fluctuate in response to the performance of such portfolio. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Touchstone Sustainability and Impact Equity Fund

Sustainability and Impact Investing Risk: The Fund's environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the MSCI All Country World Index (ACWI). The bar chart does not reflect any sales charges, which would reduce your return. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

On May 4, 2015, the Fund changed its name, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor's large cap growth strategy.

Touchstone Sustainability and Impact Equity Fund — Class A Shares Total Return as of December 31

Best Quarter: 3rd Quarter 2009	14.98%
Worst Quarter: 4th Quarter 2008	(23.90)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

The inception dates of Class A shares, Class B shares, Class C shares, Class Y shares and Institutional Class shares were December 19, 1997, October 4, 2003, October 4, 2003, November 10, 2004 and May 4, 2015, respectively. Class Y and Institutional Class shares performance was calculated using the historical performance of the Class A shares for the periods prior to November 10, 2004 and May 4, 2015, respectively. Annual returns would differ only to the extent that classes have different expenses.

Average Annual Total Returns
For the period ended December 31, 2014

	1 Year	5 Years	10 Years
Touchstone Sustainability and Impact Equity Fund - Class A
Return Before Taxes	4.27%	12.45%	6.44%
Return After Taxes on Distributions	0.06%	11.03%	5.76%
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	9.89%	5.17%

Touchstone Sustainability and Impact Equity Fund

Average Annual Total Returns
For the period ended December 31, 2014

	1 Year	5 Years	10 Years
Touchstone Sustainability and Impact Equity Fund - Class B
Return Before Taxes	5.34%	13.10%	6.61%
Touchstone Sustainability and Impact Equity Fund - Class C
Return Before Taxes	8.86%	12.92%	6.35%
Touchstone Sustainability and Impact Equity Fund - Class Y
Return Before Taxes	10.93%	14.08%	7.33%
Touchstone Sustainability and Impact Equity Fund - Institutional Class
Return Before Taxes	N/A	N/A	N/A
Russell 1000 Growth Index[1] (reflects no deductions for fees, expenses or taxes)	13.05%	15.81%	8.49%
MSCI ACWI[2] (reflects no deductions for fees or expenses)	4.16%	9.17%	6.09%

1The Fund changed its benchmark from the Russell 1000 Growth Index to the MSCI ACWI on May 4, 2015, in conjunction with the Fund's name change and change in principal investment strategies.

2The MSCI ACWI returns disclosed are net of withholding taxes.

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Rockefeller & Co., Inc.	David P. Harris	Managing Fund since 2015	Managing Director, Chief Investment Officer
	Farha-Joyce Haboucha	Managing Fund since 2015	Managing Director, Director of Sustainability and Impact, Senior Portfolio Manager
	Jimmy C. Chang	Managing Fund since 2015	Managing Director, Chief Equity Strategist, Senior Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements	Classes A, B, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class B shares are no longer offered for sale. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds' website: TouchstoneInvestments.com. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Touchstone Sustainability and Impact Equity Fund

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-deferred account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Touchstone Sustainability and Impact Equity Fund

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Touchstone Sustainability and Impact Equity Fund

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TSF-54-TST-TROCX-1505